BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2014
BUSINESS ACQUISITIONS

4. BUSINESS ACQUISITIONS

(a) Acquisition of Vogins BVI

On November 22, 2013, the Group entered into a share purchase agreement with the shareholders of Vogins Technology Co. Limited (“Vogins BVI”) to acquire 90.6% equity interest in Vogins BVI, of which 82.6% was acquired from Gaintech Co. Limited (“Gaintech”), a company controlled by a shareholder of the Company, at a purchase price of RMB1,097 cash. Vogins BVI held 49% equity interest in one of the subsidiaries of the Group prior to the acquisition as further described below. The acquisition was completed and the Group took effective control of Vogins BVI and its subsidiaries on November 29, 2013. The acquisition of Vogins BVI and its subsidiaries meets the definition of a business acquisition and the results of operations of the acquired business have been included in the Company’s consolidated financial statements since November 29, 2013. As a result of the acquisition, the Group is expected to effectively manage its billing and collection process and further expand its mobile phone games business in the PRC.

Prior to the acquisition, the Group had several preexisting relationships with Vogins BVI and one of its subsidiaries, Vogins Network Technology (Shanghai) Limited (“Vogins Shanghai”). Vogins Shanghai obtained two loans from the Group amounting to RMB4,483 in aggregate due to shortage of working capital. These loans were unsecured, non-interest bearing and repayable on demand. In addition, the Group entered into several contracts with Vogins Shanghai for its service as a mobile phone service provider for billing and collection services offered to mobile phone game players who have purchased in-game premium features. Furthermore, the Group entered into a technology service agreement with Vogins Shanghai, pursuant to which the Group would provide a self-developed mobile phone technology platform software and related technical services to Vogins Shanghai for a contractual term of three years in exchange for a service fee calculated based on the number of download by mobile phone users multiplied by a pre-determined unit price for each download through the mobile phone technology platform. The Group transferred 49% noncontrolling interest in one of its subsidiaries to Vogins BVI as an inducement for Vogins Shanghai to sign the technology service agreement. The Group treated the settlement of these preexisting relationships amounting to RMB13,894 as additional consideration transferred.

In accordance with ASC 810, the Group accounted for the 49% noncontrolling interest of its subsidiary obtained indirectly through the acquisition of Vogins BVI as an equity transaction. The consideration transferred, including settlements of the preexisting relationships with Vogins BVI, was allocated between the business acquired and the noncontrolling interest obtained based on their relative fair values. As a result, RMB12,928 and RMB2,063 of the consideration transferred were allocated to the business acquired and the noncontrolling interest obtained, respectively. The difference between the fair value of the consideration transferred of RMB2,063 and the carrying value of the 49% noncontrolling interest of RMB520, which amounted to RMB1,543, was recorded as an adjustment in additional paid-in capital.

The acquisition date fair value of the consideration transferred for the business acquired and the 9.4% noncontrolling interest in Vogins BVI amounted to RMB14,344, which consisted of the following:

RMB
Cash	1,097
Settlements of the preexisting relationships with Vogins BVI	13,894
Less: Consideration allocated to the 49% noncontrolling interest obtained	(2,063)
Fair value of 9.4% noncontrolling interest in Vogins BVI	1,416

14,344

The fair value of the 9.4% noncontrolling interest in the Vogins BVI of RMB1,416 was estimated by deriving the fair value of the acquired business as a whole and then subtracting the considerations transferred by the Group for the 90.6% controlling interest. The Group determined the fair value of the acquired business using the income approach with the assistance of an independent valuation firm. As Vogins BVI is a private entity, the fair value measurement is based on significant inputs that are not observable in the market and represents a Level 3 measurement as defined in ASC 820. The fair value estimates are based on (i) a discount rate of 27.74%, (ii) long-term sustainable growth rate of 3%, (iii) financial multiples of companies in the same industry as Vogins BVI and (iv) adjustments due to the lack of marketability that market participants would consider when estimating the fair value of Vogins BVI.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition on November 29, 2013.

November 29, 2013
RMB
Cash and cash equivalents	1,201
Accounts receivable	10,036
Prepayment and other current assets	158
Property and equipment	171
Intangible assets	16,374
Deferred tax assets, non-current portion	2,536

Total identifiable assets acquired	30,476

Accounts payable	(1,708)
Accrued expenses and other current liabilities	(234)
Other non-current liabilities	(2,000)
Deferred tax liabilities	(2,536)

Total liabilities assumed	(6,478)

Net identifiable assets acquired	23,998
Less:
Fair value of considerations transferred	(14,344)

Gain on bargain purchase	9,654

The acquired intangible assets of RMB16,374 mainly consisted of a contract with mobile network operator with an estimated useful life of three years.

The gain on bargain purchase represents the excess of the fair value of the identifiable net assets acquired above the consideration transferred. The Group has performed a comprehensive reassessment of the bargain purchase gain by verifying that all assets acquired and liabilities assumed were properly identified. The gain on bargain purchase was primarily attributable to (i) the transaction not being subject to a competitive bidding process as a result of the original shareholders’ inexperience in the industry and their inability to market Vogins BVI to multiple potential buyers; and (ii) the purchase price was agreed prior to the closing date of the transaction and the fair value of the net identifiable assets acquired increased during the intervening period. The resulting gain on bargain purchase of RMB9,654 has been recorded in the consolidated statements of comprehensive income for the year ended December 31, 2013.

The Group recognized RMB30 of acquisition-related costs that were expensed in the year ended December 31, 2013. These costs are included in “General and administrative expenses” in the consolidated statements of comprehensive income. The amounts of revenue and net income of Vogins BVI included in the Company’s consolidated statements of comprehensive income from November 29, 2013, the acquisition date, to December 31, 2013 were RMB1,337 and RMB851, respectively.

(b) Pro forma consolidated financial information

The following unaudited pro forma consolidated financial information reflects the results of the operations of the Group for the years ended December 31, 2012 and 2013, as if the acquisition of Vogins BVI described above had been completed as of January 1, 2012. The pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results. These amounts have been calculated after applying the Company’s accounting policies and the pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

	For the Years Ended December 31
	2012	2013
	RMB (unaudited)	RMB (unaudited)
Net revenues	193,794	357,758
Net (loss) income	(15,659)	12,523
Basic (loss) earnings per share	(0.05)	0.04
Diluted (loss) earnings per share	(0.05)	0.04